UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 2, 2003

KOSAN BIOSCIENCES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-31633	94-3217016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3832 Bay Center Place Hayward, Ca	94545
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 732-8400

ITEM 5. OTHER EVENTS

On December 8, 2003, the Company announced that Phase II clinical trials of KOS-862 (Epothilone D) have been initiated. The press release issued by Kosan dated December 8, 2003 with respect to the commencement of Phase II clinical trials, titled “Phase II Clinical Trials of KOS-862 (Epothilone D) Initiated,” is attached hereto as Exhibit 99.1 and is herein incorporated by reference.

Data related to the safety and tolerability of KOS-862, as well as preliminary evidence of antitumor activity from two Phase I clinical trials of KOS-862, including data from the recommended Phase II dose, were presented at the AACR-NCI-EORTC International Conference. The press release issued by Kosan dated September 23, 2003 with respect to this data, titled “Kosan Presents Results of Second Phase I Trial of KOS-862 (Epothilone D); Data Demonstrate Tolerability and Preliminary Evidence of Anti-tumor Activity—Phase II Planned by Year-end 2003,” is attached hereto as Exhibit 99.2 and is herein incorporated by reference. The press release issued by Kosan dated June 2, 2003 with respect to the results of the first Phase I clinical trial, titled “Kosan and Roche Present Favorable Phase I Results of KOS-862 (Epothilone D), at the American Society of Clinical Oncology Annual Meeting,” is attached hereto as Exhibit 99.3 and is herein incorporated by reference.

Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in such press release of a reference to Kosan’s internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report on Form 8-K. The information available at Kosan’s internet address is not part of this Current Report on Form 8-K or any other report filed by Kosan with the Securities Exchange Commission.

This Current Report on Form 8-K contains or incorporates by reference “forward-looking” statements, including statements related to the development and potential efficacy of KOS 862 (Epothilone D) in the treatment of cancer, planned additional Phase Ib clinical trials of KOS-862 and other statements contained in the press releases attached hereto as Exhibits 99.1, 99.2 and 99.3 and incorporated herein by reference. Any statements contained or incorporated by reference in this Current Report on Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of Kosan to differ materially from those indicated by these forward-looking statements, including, among others, risks detailed from time to time in Kosan’s SEC reports, including its Annual Report on Form 10-K for the year ended December 31, 2002, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 and other periodic filings with the SEC. Kosan does not undertake any obligation to update forward-looking statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	Description

99.1	Press release titled “Phase II Clinical Trials of KOS-862 (Epothilone D) Initiated,” dated December 8, 2003.

99.2	Press release titled “Kosan Presents Results of Second Phase I Trial of KOS-862 (Epothilone D); Data Demonstrate Tolerability and Preliminary Evidence of Anti-tumor Activity—Phase II Planned by Year-end 2003,” dated September 23, 2003.

99.3	Press release titled “Kosan and Roche Present Favorable Phase I Results of KOS-862 (Epothilone D), at the American Society of Clinical Oncology Annual Meeting,” dated June 2, 2003.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOSAN BIOSCIENCES INCORPORATED (Registrant)

By:	/s/ Michael S. Ostrach

Michael S. Ostrach President and Chief Operating Officer

Dated: December 8, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release titled “Phase II Clinical Trials of KOS-862 (Epothilone D) Initiated,” dated December 8, 2003.

99.2	Press release titled “Kosan Presents Results of Second Phase I Trial of KOS-862 (Epothilone D); Data Demonstrate Tolerability and Preliminary Evidence of Anti-tumor Activity—Phase II Planned by Year-end 2003,” dated September 23, 2003.

99.3	Press release titled “Kosan and Roche Present Favorable Phase I Results of KOS-862 (Epothilone D), at the American Society of Clinical Oncology Annual Meeting,” dated June 2, 2003.

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